UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 25, 2025

J.W. Mays, Inc.

(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   718-624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	MAYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Report Contains 3 Pages.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of J.W. Mays, Inc. (the “Company”) was held on November 25, 2025.

(b)	The shareholders approved the following proposals, including the election of all of the Company’s nominees for directors and ratified the appointment of Prager Metis CPA’s, LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026.

A.	Fixing Number of Directors at seven:

	For:	1,535,244
	Against:	73,845
	Abstain:	1,895
	Non-Votes	0

B.	Election of Directors:

	Name	Shares For	Shares Withheld	Non-Votes
	Jennifer L. Caruso	1,394,506	56,039	160,439
	Robert L. Ecker	1,395,904	54,641	160,439
	Mark S. Greenblatt*	1,395,904	54,641	160,439
	Steven Gurney-Goldman	1,395,904	54,641	160,439
	Melinda S. Koster	1,395,506	55,039	160,439
	Dean L. Ryder	1,393,627	56,918	160,439
	Lloyd J. Shulman	1,394,507	56,038	160,439

C.	Ratification of Prager Metis CPA’s, LLP:

	For:	1,535,293
	Against:	73,799
	Abstain:	1,892
	Non-Votes	0

D.	Advisory Vote of Resolution Approving Compensation of Named Executive Officers:

	For:	1,394,502
	Against:	56,040
	Abstain:	3
	Non-Votes	160,439

E.	Advisory Vote of Proposal on Frequency of Future Executive Compensation Advisory Votes:

	Choice 1 - Every One Year:	1,387,851
	Choice 2 - Every Two Years:	0
	Choice 3 - Every Three Years	8,516
	Abstain:	54,178

*On October 1, 2025, the Company and Mr. Mark Greenblatt renewed their existing consulting agreement in which Mr. Greenblatt will be paid $10,000 per month, beginning January 1, 2026. The term of the agreement will be on a month-to-month basis and either party may terminate upon thirty days’ written notice. In addition to his service as a member of the board of directors, Mr. Greenblatt will make himself available to consult with the officers and other representatives of the Company as necessary in providing assistance with review and analysis of the Company’s financial performance and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.W. MAYS, INC.
Dated: November 26, 2025	By:	/s/ Ward Lyke
	Name:	Ward Lyke
	Title:	Vice President,
Chief Financial Officer and Treasurer

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